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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 6, 2000



          AMERICAN EXPRESS                    AMERICAN EXPRESS RECEIVABLES
           CENTURION BANK                       FINANCING CORPORATION II


        (as Originators of the American Express Credit Account Master Trust)
        --------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)
                                  on behalf of
                 American Express Credit Account Master Trust


       Utah         11-2869526    333-91473           Delaware       13-3854638      333-91473
 (State or Other      (I.R.S.     (Commission     (State or Other      (I.R.S.      (Commission
 Jurisdiction of     Employer     File Number)    Jurisdiction of      Employer        File
 Incorporation or  Identification                 Incorporation or  Identification    Number)
  Organization)       Number)                      Organization)       Number)

          6985 UnionPark Center                          World Financial Center
           Midvale, Utah 84047                              200 Vesey Street
              (801) 565-5000                            New York, New York 10285
                                                                (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)


                   N/A                                               N/A
    (Former Name or Former Address, if           (Former Name or Former Address, if Changed
        Changed Since Last Report)                           Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5. On September 6, 2000, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $650,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2000-5, and $63,030,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2000-5, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.    Not Applicable.

Item 7.    Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

           Exhibit 99.01 Series Term Sheet, dated September 6, 2000, Class A Floating Rate Asset Backed Certificates, Series 2000-5, and the Class B Floating Rate Asset Backed Certificates, Series 2000-5, of the American Express Credit Account Master Trust.

Item 8.    Not Applicable.

Item 9.    Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Centurion Bank,
                                          on behalf of the American Express
                                          Credit Account Master Trust

                                          By:    /s/ Maureen A. Ryan
                                              ---------------------------------
                                             Name:  Maureen A. Ryan
                                             Title: Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                     American Express Receivables Financing
                                       Corporation II
                                     on behalf of the American Express Credit
                                     Account Master Trust


                                     By:     /s/ Leslie R. Scharfstein
                                         --------------------------------------
                                        Name:   Leslie R. Scharfstein
                                        Title:  President

                                  EXHIBIT INDEX


Exhibit             Description
-------             -----------

Exhibit 99.01 Series Term Sheet, dated September 6, 2000, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2000-5, and the Class B Floating Rate Asset Backed Certificates, Series 2000-5, of the American Express Credit Account Master Trust.